                                                                    EXHIBIT 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Philip M. Pead, the Chairman, President and Chief Executive Officer of Per-Se Technologies, Inc. (the "Company"), in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that the Company's Quarterly Report on Form 10-Q for the period ended June 30, 2005, filed with the Securities and Exchange Commission: (i) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (ii) the information contained in such Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                       By: /s/ Philip M. Pead
                                           -------------------------------------
                                           Philip M. Pead Chairman,
                                           President and Chief Executive Officer

Date: August 5, 2005